UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2007

DUSKA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-33023	86-0982792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300, Bala Cynwyd, PA	19004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-6690

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01	Entry into a Material Definitive Agreement

On August 24, 2007, September 4, 2007 and September 6, 2007 Duska Therapeutics, Inc. (the “Company”) entered into a Convertible Promissory Note (each a “Note” and collectively, the “Notes”) due November 24, 2007, with each of ICON Capital Partners, L.P., Dr. Phillip Sobel and Livorno Latin America Promotions B.V., in the principal amounts of $100,000, $50,000 and $100,000, respectively (each a “Holder” and together, the “Holders”).

Summary of the Notes

At the option of the Holders, upon the consummation of any equity or equity linked financing of the Company of at least $5,000,000 (the “Offering”), the Notes shall be automatically converted into units of common stock and warrants being offered by the Company pursuant to the Offering (the “Exchange”). The number of units to be issued upon conversion shall equal the principal being converted divided by the price per unit in the Offering. The common stock and warrants comprising the units shall have the same terms as those offered in the Offering. At any time prior to the Exchange, the principal amount of each Note can be fully converted into shares of the Company’s common stock, $.001 par value per share, by dividing the principal amount under the Note by $0.40, subject to certain adjustments.

Each Holder will receive, a warrant to purchase, in accordance with such Holder’s pro rata share, fully paid and nonassessable shares of common stock of the Company at an exercise price equal to $0.40 if exercised before August 24, 2012. The number and kind of securities purchasable upon exercise of the warrants and the exercise price shall be subject to adjustment from time to time upon the occurrence of certain events.

ICON Capital Partners, L.P. shall have the right to appoint and maintain one member of the board of directors of the Company, subject to the approval of the board of directors.

The Notes contain additional provisions, including without limitation, covenants and events of default, customary for transactions of this type.

2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above regarding the Note is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Convertible Promissory Note dated August 24, 2007 between Duska Therapeutics, Inc. and ICON Captial Partners, L.P.

Exhibit 10.2	Convertible Promissory Note dated September 4, 2007 between Duska Therapeutics, Inc. and Dr. Phillip Sobel.

Exhibit 10.3	Convertible Promissory Note dated September 6, 2007 between Duska Therapeutics, Inc. and Livorno Latin America Promotions B.V.

Exhibit 10.4	Form of Warrant attached to Exhibits 10.1, 10.2 and 10.3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSKA THERAPEUTICS, INC.
(Registrant)

By:	/s/ Amir Pelleg
Name:	Amir Pelleg, Ph.D.
Title:	President

Dated: September 7, 2007

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